Growing Forward Morgan Stanley Utilities Conference March 11, 2010 Thomas J. Webb Executive Vice President and CFO

This presentation contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections of CMS Energy's and Consumers Energy's Form 10-K for the year ended December 31, 2009. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy expects 2010 reported earnings to be about the same as adjusted earnings. Reported earnings could vary because of several factors. CMS Energy is not providing reported earnings guidance reconciliation because of the uncertainties associated with those factors.

Business Strategy Maintain safe, excellent operations Invest in Utility $7 billion over next 5 years Fair and timely recovery Deliver 6%-8% adjusted EPS growth $1.26 in 2009 $1.35 guidance 2010 Grow dividend payout to: 44% in 2010 Peer average in future Generate strong cash flow and liquidity Strategy Outcome Regulated rate base growth story.

Regulatory Timeline

CMS ENERGY

	2009 Fourth Quarter	2010 First Quarter	2010 Second Quarter	2010 Third Quarter	2010 Fourth Quarter	2011 First Quarter
Gas General Rate Case U-15986	Self-implemented $89 million November		Final Order May			
Electric General Rate Case U-16191		Filed $178 million January		Self-implement July		Final Order January
Show Cause U-16113 (forestry and O&M in 2007)		MPSC Staff filed $27 million	ALJ PFD April			
Electric Decoupling Reconciliation U-15645						File
Clean Coal Plant Certificate of Necessity	Air permit Received December			Certificate of Necessity		

Energy law balances need for regulatory certainty with customer interests.

4

Balanced Energy Plan ... Diverse and balanced plan Meets 10% renewable portfolio standard by 2015 Meets energy efficiency target of 5.5% by 2015 Includes demand management programs Purchase of Zeeland natural gas plant (2008) Build new clean coal facility Renewables (Nominal) Energy Efficiency and Demand Management Clean Coal Gas Combined Cycle 32 31 18 19 New Resources 2008 - 2018 .... includes new generation from diversified "fuel" sources.

Investment Plan 2008 2009 2010 2011 2012 2013 2014 Depreciation 7.851 8.729 9.2 8.811 8.45 8.053 7.654 7.093 Maintenance 0.606 1.176 1.718 2.282 2.816 Customer growth 0.058 0.123 0.204 0.3 0.399 Environmental 0.106 0.244 0.423 0.705 1.03 Gas compression and pipelines 0.078 0.143 0.182 0.204 0.213 Electric reliability and other 0.054 0.127 0.225 0.316 0.392 Renewables 0.02 0.072 0.211 0.316 0.444 Smart Grid 0.06 0.148 0.301 0.493 0.657 Clean coal plant 0.008 0.018 0.085 0.331 0.756 7%-8% Utility Investment Drives . . . . Rate Base a Bils $ Present Rate Base 2009 2010 2011 2012 2013 2014 Average Rate Base (bils) $9.8 $10.5 $11.4 $12.6 $13.8 .. . . . EPS growth at responsible rates. Investment 2010-14 Lifetime (mils) (bils) Base capital $ 4,330 Choices in Plan Clean coal plant $ 995 $1.9 Smart Grid 730 0.9 Renewables 570 1.3 Electric reliability and other 405 Gas compression and pipelines 180 Total Choices in Plan $ 2,880 Total Capital 2010-14 $ 7,210 Examples of Coal Plant Alternative Gas storage $150 Gas distribution 150 Gas transmission 200 Electric reliability 200 Electric generation 250 Total investment $950 _ _ _ _ _ a Reflects removal of DOE liability from rate base effective May 2009 0 ? ?

Renewable Energy Growth - Primarily Wind Capital investment $1.3 billion by 2017 Over 58,000 acres of wind easements Collecting meteorological data at the sites Signed PPAs for 9.4 MW renewables in August Evaluating bids for 250 MW of PPAs beginning 2012 and 2014 $80 million annual surcharge 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Voluntary Green Generation Program 71 71 71 71 71 71 71 71 71 71 71 State Renewable Standard - Build 100 100 100 250 250 450 450 State Renewable Standard - PPAs 100 100 250 250 250 450 450 State RPS of 10% planned to be met through existing renewables plus 50% build and 50% PPA for new renewable sources. Status Wind Build & PPAs MW

Energy Optimization Plan ... Six-year plan: 2009-2014 Residential programs focused on Efficient products Weatherization Appliance recycling Early education Business programs focused on Lighting upgrades Operational changes to improve energy efficiency Custom programs for large users Reductions by 2015 5.5% of electric 3.85% of gas $508 million program Approximately $90 million annual surcharge .... approved by MPSC in May 2009.

Meters and home devices Network SAP and other core business systems Billing Customer Information Outage Management Work and Asset Management Enterprise Applications (c) 2008 Consumers Energy Company MDM/MDUS Cost $190M Cost $ 730M Assessment Pilot Deployment Smart Grid Program Elements Sequencing the Smart Grid Program

Smart Grid Program Timeline 2012 2010 2011 Capital Spending Per Period ($ millions) $91 $86 $685 Systems and Communication Enablement - Release 1 Meter & Network Communications Pilot (4 areas) Dynamic Pricing Pilot Smart Grid Pilot Direct Load Mgt Pilot Meter Deployment 2015 2009 2007 Ramp-up $58 Vendor Selection Systems/Comm- Release 2 Low Volume High Volume

2007 2010 2011 1 2 3 4 5 7 Clean Coal Plant - Timeline Air permit filed Air permit granted File recovery application for proposed plant retirements File Certificate of Necessity MPSC CON decision Start of construction Air permit "sunset" End of construction Retirement of coal units 2009 2012 2017 8 6 9 Major equipment commitments or construction expenditures not incurred unless CON approved by MPSC. Spending * * Represents Consumers Energy ownership share (62.5%)

2010 Plans . . . . .. . . . continue EPS, operating cash flow, and dividend growth. CMS Earnings Potential By Business Segment a _ _ _ _ _ a Adjusted (non-GAAP) EPS excluding MTM in 2004-2006 b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock Dividend Annual ¢/share Payout 25% 30% 2003 2004 2005 2006 2007 2008 2009 2010 Future Actual 0.81 0.9 0.96 1.08 0.84 1.21 1.26 Guidance 0.8 0.85 0.9 1 0.8 1.2 1.25 1.35 1.45 1.45 8% Growth 6%-8% Growth $1.21b $1.20 $1.25 $1.35 40% 44% 60¢ $1.26 Actual Guidance

2010 Adjusted Guidance (non-GAAP) . . . . .. . . . reflects EPS growth at 7%. Utility 2009 Revenue Cost & Other Rate Relief Financing Converts, Tax & Contingency DIG+ 2010 Guidance grey bars 1.26 1.35 spacer 1.08 0.89 0.89 1.48 1.34 1.34 red 0.18 0.19 0.32 0.07 green 0.22 0.14 0.01 0.12 Enterprises and Parent $0.29 $(0.20) + 7% Investment (8)¢ Maintenance (3) Financing (2) Tax (2) Other (4) Total (19)¢ Old Rates Decouple New Rates

Residential Commercial Industrial Total 2009 vs 2008 -0.005 -0.03 -0.058 -0.03 2010 vs 2009 -0.011 -0.017 -0.005 -0.011 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 August Plan 22145 23722 24572 25237 25707 24533 24875 23916 24893 26051 26305 26977 27928 29143 29623 29894 30325 30877 31868 33177 34465 34622 35462 36355 37234 37463 37301 37792 37746 38017 37586 38372 38098 37339 36123 35836 Revised Potential 37339 36000 Electric Sales Trends (weather adjusted) Electric Sales Y-O-Y Comparison 0 (7)% Decline over three years ('79 -'82 recession) 2008 2009 (2)% (3)% Overall sales decline about the size of the recession in the early 1980s; industrial sales decline subsiding in 2010. Future sales volatility mitigated by decoupling. 2010 (1)% ? ? ? ? ?

Enterprises and EnerBank . . . . Filer City Michigan Power (Livingston) Grayling Summary Enterprises and EnerBank Michigan Power (Kalamazoo River) Craven Genesee DIG EnerBank HQ Renewables Other Ownership Gross Plant Fuel Interest Capacity (MW) Craven Wood 50% 50 DIG/MI Power Natural gas 100 934 Exeter Scrap Tire 100 31 Filer City Coal 50 70 Genesee Wood 50 40 Grayling Wood 50 38 Honey Lake Wood 37.8 36 Exeter Honey Lake .. . . . are 6% of CMS business; 1¢ of CMS growth in 2010.

2010 Cash Flow Forecast (non-GAAP) CMS Energy Parent Consumers Energy _ _ _ _ _ a Includes other _ _ _ _ _ b Includes cost of removal and capital leases ? $455

Liquidity Outlook . . . . Mar Jun Sep Dec Mar Jun Sep Dec Blank Liquidity 1099 1850 1634 1652 1442 1809 1684 1345 1237 Cash 899 1650 1434 1452 1242 1609 1484 1145 1037 460 520 Amount (bils) $ $1.2 2009 2010 2011 Maturities (mils) Utility - - $308 - - - - - - Parent - - - $67 - - $214 - - Gas Inventory Historical operating risk Gas Inventory .. . . . improved with "prefunding" of CMS maturities. $1.1 Amount (bils) A/R program $0.2 Consumers revolvers 0.3 Parent revolver 0.5 Cash 0.1 Total $1.1

2010 Sensitivities . . . . _ _ _ _ _ * Less than 0.5¢ or $500,000 .. . . . mitigated by decoupling and "UA" tracker. Annual Impact (w/trackers) Annual Impact (w/trackers) Annual Impact (w/trackers) Sensitivity EPS FCF (mils) Sales (weather adjusted) vs '09 Electric (35,835 Gwh) Gas (280.7 Bcf) + 1% + 3 $ 0 + 0.02 + $15 + 10 Gas prices + 0.50 + 0.01 + 60 Uncollectible accounts (mils) + 5 0.01 * ROE Electric Gas + 50 bps + 50 + 0.06 + 0.02 + 25 + 10 Stock price (dilution) $1 share + 0.01 0

2010 Financial Targets . . . . Target Adjusted EPS $1.35 Operating cash flow (bils) 1.4 Capital structure (year-end) FFO/Average debt 16% Parent debt (bils) $1.8 Utility equity ratio 48% c .. . . . continue seven-year track record. a _ _ _ _ _ a Non-GAAP b Net of cash c Financial, excluding securitization and Palisades financing obligation a b

Key Takeaways . . . . Utility investment - visible: EPS growth of 6%-8% annually Operating cash flow growth of ^$100 million annually NOLs - avoid new equity near term Regulatory framework -- constructive Risks -- mitigated Dividend payout ratio -- growing .. . . . continued track record of strong results.

Appendix

ELECTRIC RATE CASE U-16191*
On January 22, 2010, Consumers Energy filed an application with the Michigan Public Service Commission seeking an increase in its electric generation and distribution rates based on a June 2011 test year. The request seeks authority to recover new investment in system reliability, environmental compliance and technology enhancements. These investments are part of the Company’s Growing Forward strategy which calls for investing more than $6 billion in utility operations over the next five years. The proposed overall rate of return is based on an 11.0% authorized return on equity. If approved, the request would increase customer rates by an average of 5.2%. The $178 million request is detailed below.

Item	$ Millions	EXPLANATION
1. O&M	$49	Generation reliability and environmental: $25
		Technology: $24

2. Gross Margin	5	Reduced third-party revenues; lower sales will be addressed in sales decoupling mechanism.

3. Investment	106	Net plant (distribution and generation reliability, environmental and technology): $72
		Working capital: $29
		Depreciation and property taxes: $21
		DOE Liability: ($5)
		Taxes, AFUDC, and other: ($11)

4. Cost of Capital	18	Higher return on equity (11% vs. 10.7%): $12
		Other capitalization costs: $6

Total	$178

Ratemaking	Existing	As Filed		After-Tax
Capital Structure	(U-15645)	Percent of Total	Annual Cost	Weighted Costs
Long Term Debt	44.80%	41.77%	5.92%	2.47%
Short Term Debt	0.78	1.51	3.96	0.06
Preferred Stock	0.48	0.44	4.46	0.02
Common Equity	40.51	41.49 (1)	11.00	4.56
Deferred FIT	12.80	14.26	0.00	0.00
JDITC/Other	0.63	0.53	8.50	0.05

	100.00%	100.00%		7.16	%(2)

	Existing
Rate Base and Return	(U-15645)	As Filed
Rate Base ($ billions)	$6.16	$6.97
Return on Rate Base	6.98%	7.16%
Return on Equity	10.70%	11.00%

(1)	Equivalent to 49.57% on a financial basis.

(2)	Equivalent to 10.10% pre-tax basis.
ELECTRIC RATE CASE SCHEDULE

Staff & Intervenors File Testimony	June 10, 2010
Consumers Files Self-implementation Rates	June 28, 2010
Rebuttal Testimony	July 1, 2010
Motions to Strike Testimony	July 8, 2010
Replies to Motions to Strike	July 13, 2010
Self-implementation Under PA 286	July 22, 2010
Cross of all Witnesses	July 15-28, 2010
Initial Briefs	August 26, 2010
Reply Briefs	September 16, 2010
Proposal for Decision	November 1, 2010
Commission Order	By January 21, 2011

*	Electric Rate Case U-16191 can be accessed at the Michigan Public Service Commission’s website. http://efile.mpsc.cis.state.mi.us/efile/electric.html
Appendix-1

GAS RATE CASE U-15986*
On May 22, 2009, Consumers Energy filed an application with the Michigan Public Service Commission seeking an increase in its gas delivery and transportation rates based on a 12 month ending September 30, 2010 test year. The request seeks authorization to implement a revenue decoupling mechanism and uncollectibles and pension expense tracking mechanisms. On October 22, the Staff filed its position recommending a $63 million increase. The Staff supported a revenue decoupling mechanism exclusive of weather impacts and net customer charge revenues. The Staff’s proposal would allow the Company to file a true-up within 90 days after the rates set in this proceeding have been in effect for 12 months. Staff did not support the Company’s proposed uncollectibles tracking mechanism, however, the Staff has identified a methodology, should the Commission authorize an uncollectibles tracking mechanism. On October 16, the Company filed a tariff sheet supporting the $89 million revenue increase the Company intends to self implement on November 19. If the self-implemented amount exceeds the amount awarded by the Commission in the final order, the difference would be subject to refund.

	Company		MPSC
	Self	MPSC	Staff
Item	Implement	Staff	B/(W)	EXPLANATION OF VARIANCE
	(mils)	(mils)	(mils)
1. O&M	$17	$1	$(16)	Uncollectible accounts expense: $(12) Manufactured Gas Plant Amortization: $(4) (1)
2. Sales	41	35	(6)	Miscellaneous revenues: $(6)
3. Investment	23	27	4	Manufactured Gas Plant Amortization: $4 (1)
4. Cost of Capital	8	0	(8)	Lower Return on Equity: $(6) (10.70% vs. 11.00%) Lower debt costs: $(1) Lower equity ratio: $(1)

Total	$89	$63	$26

(1)	The Staff classifies Manufactured Gas Plant amortization as depreciation while the Company classifies it as other O&M

Ratemaking	Existing	Consumers Filing	MPSC
Capital Structure	(U-15506)	Percent of Total	Staff
Long Term Debt	42.71%	43.43%	43.58%
Short Term Debt	0.66	0.58	0.34
Preferred Stock	0.49	0.46	0.46
Common Equity	41.78	41.07 (1)	40.78
Deferred Taxes	12.94	13.17	13.30
JDITC/Other	1.42	1.29	1.54

	100.00%	100.00%	100.00%

Rate Base and Return	Existing	Consumers	MPSC
Percentage	(U-15506)	Self Implement	Staff
Rate Base ($ billions)	$2.52	$2.76	$2.75
Return on Rate Base	7.03%	7.28%	7.06%
Return on Equity	10.55	11.00	10.70
GAS RATE CASE SCHEDULE – UPDATED AS OF FEBRUARY 23, 2010

PFD Target Date	March 24, 2010

Exceptions	April 7, 2010

Replies to Exceptions	April 21, 2010

Commission Order	May 21, 2010

(1)	Equivalent to 48.34% on financial basis.

*	Gas Rate Case U-15986 can be accessed at the Michigan Public Service Commission’s website. http://efile.mpsc.cis.state.mi.us/efile/gas.html
Appendix -2

MATURITY SCHEDULE OF CMS AND CECO LONG-TERM DEBT & PREFERRED SECURITIES
AS OF 01/31/2010

		Maturity	Amount
F/V	S/U	or Call Date	(000’s)	DEBT/ CO
SHORT-TERM DEBT:
F	S	05/15/10	$250,000	4% FMBs (CECo)
F	S	06/15/10	30,000	3.375% Fixed PCRBs (CECo)
F	S	06/15/10	27,900	4.25% PCRBs (CECo)
F	U	08/01/10	67,291	7.75% Sr Unsec Notes (CMS)
F	U	SHORT-TERM	139,730	*3.375% Convertible Sr Notes Put Date (CMS)

			$514,921

LONG-TERM DEBT:

F	U	04/15/11	$213,653	8.5% Sr Notes (CMS)
F	U	12/01/11	287,500	*2.875% Convertible Sr Unsec Notes Put Date (CMS)

			$501,153
F	U	02/01/12	$150,000	6.3% Senior Notes (CMS)
F	S	02/15/12	300,000	5% Series L FMBs (CECo)

			$450,000
V	U	01/15/13	$150,000	Floating Rate Sr Notes (CMS)
F	S	04/15/13	375,000	5.375% Series B FMBs (CECo)

			$525,000
F	S	02/15/14	$200,000	6% FMBs (CECo)
F	U	06/15/14	$172,500	5.5% Convertible Sr Notes Put Date (CMS)
F	S	03/15/15	$225,000	5% FMBs Series N (CECo)
F	U	12/15/15	$125,000	6.875% Sr Notes (CMS)
F	S	08/15/16	$350,000	5.5% Series M FMBs (CECo)
F	S	02/15/17	$250,000	5.15% FMBs (CECo)
F	U	07/17/17	$250,000	6.55% Sr Notes (CMS)
F	S	03/01/18	$180,000	6.875% Sr Notes (CECo)
V	S	04/15/18	$67,700	VRDBs to replace PCRBs (CECo)
F	S	09/15/18	$250,000	5.65% FMBs (CECo)
F	S	03/15/19	$350,000	6.125% FMBs (CECo)
F	U	06/15/19	$300,000	8.75% Sr Notes (CMS)
F	S	09/15/19	$500,000	6.70% FMBs (CECo)
F	U	2/1/2020	$300,000	6.25% Sr Notes (CMS)
F	S	04/15/20	$300,000	5.65% FMBs (CECo)
F	U	07/15/27	$34,002	QUIPS 7.75%(CMS) Pref Sec **
V	S	04/01/35	$35,000	PCRBs (CECo)
F	S	04/15/35	$137,883	5.65% FMBs IQ Notes (CECo)
F	S	09/15/35	$175,000	5.80% FMBs (CECo)

			$4,202,085
			$6,193,159	TOTAL

			$6,159,157	TOTAL EXCLUDING PREFERRED SECURITIES

		Various Maturity Dates/No Maturity Date Available:
			$0	CMS Energy Revolver as of 01/31/10
			40,000	EnerBank Notes Payable (all Short-Term) as of 01/31/10
			0	CECo Revolver as of 01/31/10
			0	CECo A/R Program as of 01/31/10
			234,861	CECo Securitization Bonds (Long-Term & Short-Term) after 01/20/10 payment
			219,844	CECo Capital lease rental commitments (Long-Term & Short-Term) as of 12/31/09
			548	CMS Enterprises (Genesee) Capital lease rental commitments (Long-Term & Short-Term) as of 12/31/09
			162,818	CECo DOE Liability as of 01/31/10
			214,506	EnerBank (Long-Term & Short-Term) Discount Brokered CDs as of 12/31/09 (CMS)
			(37,274)	CMS Net unamortized discount as of 12/31/09
			(4,957)	CECo Net unamortized discount as of 12/31/09
			69,221	CMS Enterprises Debt (Long-Term & Short-Term) as of 12/31/09

			$7,052,725	GRAND TOTAL INCLUDING CMS ENERGY, CONSUMERS & OTHER CMS

				ENTERPRISES SUBSIDIARIES, INCLUDING PREFERRED SECURITIES

*	— Date that issue can be put to the Company is used instead of maturity date

**	— Includes subordinated notes amounts associated with preferred securities. Principal amount of QUIPS: $28.6665MM
Status Codes: F-Fixed rate; V-Variable rate; S-Secured; U-Unsecured
Appendix-3

Convertible Securities Share Dilution Average Annual 2010 Over Stock 4.5% 3.375% 2.875% 5.5% Share 2009 Price Preferred Notes Notes Notes Dilution Dilution (mils) (mils) (mils) (mils) (mils) (%) $13 7.8 3.4 - - 11.2 0% 15 10.2 4.9 1.9 0.4 17.4 3 17 12.1 6.0 4.2 1.8 24.1 5 19 13.6 6.8 6.0 2.8 29.2 8 Outstanding (mils) $238 $140 $287 $173 Conversion Price a $9.137 $9.856 $13.623 $14.46 Trigger Price 10.96 11.83 16.35 18.80 Principal amount paid in cash; premium in stock. _ _ _ _ _ a As of March 2010; will be adjusted for future dividend payments Appendix 4

Federal Tax Benefits Year-End Actual Estimate 2009 2010 2011 2012 (bils) (bils) (bils) (bils) Gross NOL carry forwards $ 1.3 $ .8 $ .3 $ 0 Net NOL cash benefit at 35% $ .5 $ .3 $ .1 0 Credit carry forwards .3 .3 .3 .3 Remaining cash benefit $ .8 $ .6 $ .4 $.3 Appendix 5

Consumers Capital Expenditures Appendix 6

GAAP Reconciliation

CMS Energy
Earnings Reconciliation By Quarter and Year
December 31
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited Quarters
(millions, except per share amounts)	1Q03	2Q03	3Q03	4Q03	FY 2003

Reported net income	$82	$(65)	$(69)	$8	$(44)

After-tax items:
Electric and gas utility other				30	30
Enterprises other	5	7	62	37	111
Corporate other	1		19	4	24
Discontinued operations	(31)	53	(2)	(43)	(23)
Cumulative accounting changes	24				24

Ongoing earnings (non-GAAP)	$81	$(5)	$10	$36	$122

Average shares outstanding, basic	144.1	144.1	152.2	161.1	150.4

Average shares outstanding, diluted	165.0	144.1	152.2	161.1	150.4

Reported earnings per share	$0.52	$(0.45)	$(0.46)	$0.05	$(0.30)

After-tax items
Electric and gas utility other				0.19	0.21
Enterprises other	0.03	0.05	0.41	0.23	0.74
Corporate other			0.12	0.02	0.16
Discontinued operations	(0.19)	0.37	(0.01)	(0.27)	(0.16)
Cumulative accounting changes	0.14				0.16

Ongoing earnings per share (non-GAAP)	$0.50	$(0.03)	$0.06	$0.22	$0.81

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

2003 A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited				31-Dec
(millions, except per share amounts)	1Q04*	2Q04	3Q04	4Q04	FY 2004

Reported net income — GAAP	$(9)	$16	$56	$47	$110

After-tax items:
Electric and gas utility other				(67)	(67)
Enterprises other	88		(29)	48	107
Corporate other	(7)		(1)	1	(7)
Discontinued operations	2		(8)	10	4
Cumulative accounting changes	2				2

Adjusted earnings, including M-T-M	$76	$16	$18	$39	$149
Mark-to-market impacts	NM	(13)	9	9	5

Adjusted earnings, excluding M-T-M	$76	$3	$27	$48	$154

Average shares outstanding, basic	161.1	161.2	161.5	190.2	168.6

Average shares outstanding, diluted	161.1	164.2	165.0	194.0	172.1

Reported earnings per share — GAAP	$(0.06)	$0.10	$0.34	$0.24	$0.64
After-tax items
Electric and gas utility other				(0.35)	(0.39)
Enterprises other	0.56		(0.17)	0.25	0.62
Corporate other	(0.05)		(0.01)	0.01	(0.03)
Discontinued operations	0.01		(0.05)	0.05	0.02
Cumulative accounting changes	0.01				0.01

Adjusted earnings per share, including M-T-M	$0.47	$0.10	$0.11	$0.20	$0.87
Mark-to-market impacts	NM	(0.08)	0.06	0.05	0.03

Adjusted earnings per share, excluding M-T-M	$0.47	$0.02	$0.17	$0.25	$0.90

Note: Year-to-date & full-year EPS may not equal sum of quarters due to share count differences.
* Quarterly amounts differ from amounts previously reported due to accelerating the measurement date on our benefit plans by one month and the remeasurement of our post retirement obligation.
NM: Not meaningful.

2004 A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited				31-Dec
(millions, except per share amounts)	1Q05	2Q05	3Q05	4Q05	FY 2005

Reported net income — GAAP	$150	$27	$(265)	$(6)	$(94)

After-tax items:
Electric and gas utility other
Enterprises other	(2)	(1)	(1)	13	9
Corporate other		1		8	9
Discontinued operations				(14)	(14)
Asset impairment			385		385

Adjusted earnings, including M-T-M	$148	$27	$119	$1	$295
Mark-to-market impacts	(75)	19	(75)	40	(91)

Adjusted earnings, excluding M-T-M	$73	$46	$44	$41	$204

Average shares outstanding, basic	195.3	217.9	219.6	218.5	211.8

Average shares outstanding, diluted	206.3	228.9	219.6	218.5	211.8

Reported earnings per share — GAAP	$0.74	$0.12	$(1.21)	$(0.03)	$(0.44)

After-tax items
Electric and gas utility other
Enterprises other	(0.01)	NM	NM	0.06	0.04
Corporate other		NM		0.03	0.04
Discontinued operations				(0.06)	(0.07)
Asset impairment			1.75		1.82

Adjusted earnings per share, including M-T-M	$0.73	$0.12	$0.54	$0.00	$1.39
Mark-to-market impacts	(0.36)	0.08	(0.34)	0.19	(0.43)

Adjusted earnings per share, excluding M-T-M	$0.37	$0.20	$0.20	$0.19	$0.96

Note: Year-to-date & full-year EPS may not equal sum of quarters due to share count differences.

2005 A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited
	2006				2006
(In millions, except per share amounts)	1Q	2Q	3Q	4Q	Dec YTD

Reported net income — GAAP	$(27)	$72	$(103)	$(32)	$(90)

After-tax items:
Electric and gas utility other	—	—	—	—	—
Enterprises other	—	—	(29)	25	(4)
Corporate interest and other	2	(15)	4	82	73
Discontinued operations (gain)	(1)	(2)	(1)	(2)	(6)
Asset impairment charges	—	—	169	—	169

Adjusted earnings, including MTM	$(26)	$55	$40	$73	$142
Mark-to-market impacts	74	21	30	(13)	112

Adjusted earnings, excluding MTM	$48	$76	$70	$60	$254

Average shares outstanding, basic	219.1	219.6	220.1	220.6	219.9
Average shares outstanding, diluted	219.1	229.6	220.1	220.6	219.9

Reported earnings per share — GAAP	$(0.12)	$0.31	$(0.47)	$(0.15)	$(0.41)

After-tax items
Electric and gas utility other	—	—	—	—	—
Enterprises other	—	—	(0.13)	0.11	(0.02)
Corporate other	0.01	(0.07)	0.02	0.38	0.27
Discontinued operations	(0.01)	(0.01)	—	(0.01)	(0.03)
Asset impairment charges	—	—	0.76	—	0.76

Adjusted earnings per share, including MTM	$(0.12)	$0.23	$0.18	$0.33	$0.57
Mark-to-market impacts	0.34	0.10	0.13	(0.06)	0.51

Adjusted earnings per share, excluding MTM	$0.22	$0.33	$0.31	$0.27	$1.08

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.
NM: Not Meaningful.

2006 A-1

CMS Energy Corporation
Earnings By Quarter and Year GAAP Reconciliation
(Unaudited)

	(In millions, except per share amounts)
	2007
	1Q	2Q	3Q	4Q	Dec YTD

Reported net income (loss) — GAAP	($215)	$33	$82	($127)	($227)

After-tax items:
Electric and gas utility	4	—	—	—	4
Enterprises	49	19	(10)	222	280
Corporate interest and other	(81)	32	9	(38)	(78)
Discontinued operations (income) loss	178	(91)	—	2	89
Asset impairment charges, net	157	25	(49)	—	133

Adjusted income — non-GAAP	$92	$18	$32	$59	$201

Average shares outstanding, basic	221.5	222.6	223.0	223.4	222.6
Average shares outstanding, diluted	221.5	222.6	241.3	223.4	222.6

Reported earnings (loss) per share — GAAP	($0.97)	$0.15	$0.34	($0.57)	($1.02)

After-tax items:
Electric and gas utility	0.01	—	—	—	(0.07)
Enterprises	0.23	0.08	(0.04)	0.99	1.25
Corporate interest and other	(0.36)	0.15	0.03	(0.17)	(0.32)
Discontinued operations (income) loss	0.80	(0.41)	—	0.01	0.40
Asset impairment charges, net	0.71	0.11	(0.20)	—	0.60

Adjusted earnings per share — non-GAAP	$0.42	$0.08	$0.13	$0.26	$0.84

	(In millions, except per share amounts)
	2008
	1Q		2Q	3Q	4Q	Dec YTD

Reported net income — GAAP	$103		$46	$79	$61	$289

After-tax items:
Electric and gas utility	—		1	6	5	12
Enterprises	*		(4)	(* )	1	(3)
Corporate interest and other	—		—	(6)	1	(5)
Discontinued operations (income) loss	(*	)	1	(1)	*	*

Adjusted income — non-GAAP	$103		$44	$78	$68	$293

Average shares outstanding, basic	223.5		223.7	224.1	224.5	223.9
Average shares outstanding, diluted	236.6		239.1	234.3	226.6	234.8

Reported earnings per share — GAAP	$0.44		$0.19	$0.34	$0.27	$1.23

After-tax items:
Electric and gas utility	—		0.01	0.02	0.03	0.05
Enterprises	*		(0.02)	0.01	*	(0.01)
Corporate interest and other	—		—	(0.03)	*	(0.02)
Discontinued operations (income) loss	(*	)	0.01	(0.01)	*	*

Adjusted earnings per share — non-GAAP (a)	$0.44		$0.19	$0.33	$0.30	$1.25

(a)	Including discontinued Exeter operations and accounting changes related to convertible debt and restricted stock, adjusted earnings per share was $0.43, $0.17, $0.32, $0.30, and $1.21, respectively.

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.

2008 A-1

CMS ENERGY CORPORATION
Earnings Segment Results GAAP Reconciliation
(Unaudited)

	Three Months Ended		Twelve Months Ended
December 31	2008	2007	2008	2007

Electric Utility
Reported	$0.17	$0.17	$1.16	$0.88
Dilution Impact	—	—	—	(0.06)
Unrealized Investment Loss	0.02	—	0.03	—
Asset Sales Loss and Other, net	—	—	*	0.01

Adjusted	$0.19	$0.17	$1.19	$0.83

Gas Utility	.
Reported	$0.19	$0.15	$0.38	$0.39
Dilution Impact	—	—	—	(0.03)
Unrealized Investment Loss	0.01	—	0.02	—
Asset Sales Loss and Other, net	—	—	—	0.01

Adjusted	$0.20	$0.15	$0.40	$0.37

Enterprises
Reported	$0.01	$(0.97)	$0.06	$(1.75)
Unrealized Investment Loss	*	—	0.01	—
Asset Impairment Charges, net of insurance recoveries	—	—	—	0.55
Asset Sales (Gain) Loss and Other, net	—	0.99	(0.02)	1.25

Adjusted	$0.01	$0.02	$0.05	$0.05

Corporate Interest and Other
Reported	$(0.10)	$0.09	$(0.37)	$(0.14)
Dilution Impact	—	—	—	0.03
Unrealized Investment Loss	*	—	0.01	—
Asset Impairment Charges, net of insurance recoveries	—	—	—	0.05
Asset Sales Gain and Other, net	—	(0.17)	(0.03)	(0.35)

Adjusted	$(0.10)	$(0.08)	$(0.39)	$(0.41)

Discontinued Operations
Reported	$—	$(0.01)	$—	$(0.40)
Discontinued Operations Loss	—	$0.01	—	0.40

Adjusted	$—	$—	$—	$—

Totals
Reported	$0.27	$(0.57)	$1.23	$(1.02)
Discontinued Operations Loss	—	0.01	—	0.40
Dilution Impact	—	—	—	(0.06)
Unrealized Investment Loss	0.03	—	0.07	—
Asset Impairment Charges, net of insurance recoveries	—	—	—	0.60
Asset Sales (Gain) Loss and Other, net	—	0.82	(0.05)	0.92

Adjusted	$0.30	$0.26	$1.25 (a)	$0.84

Average Common Shares Outstanding — Diluted (in millions)	226.6	223.4	234.8	222.6

(a)	$1.21 including discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

*	Less than $0.01 per share.

2008 A-2

CMS Energy Corporation
Earnings By Quarter and Year GAAP Reconciliation
(Unaudited)

(In millions, except per share amounts)	2008
	1Q		2Q	3Q	4Q	Dec YTD

Reported net income — GAAP	$102		$44	$78	$60	$284

After-tax items:
Electric and gas utility	—		1	6	5	12
Enterprises	*		(4)	*	1	(3)
Corporate interest and other	—		—	(6)	1	(5)
Discontinued operations (income) loss	(1)		1	(1)	*	(1)

Adjusted income — non-GAAP	$101		$42	$77	$67	$287

Average shares outstanding, basic	225.2		225.4	225.8	226.3	225.7
Average shares outstanding, diluted	237.6		240.6	236.3	228.1	236.2

Reported earnings per share — GAAP	$0.43		$0.18	$0.33	$0.26	$1.20

After-tax items:
Electric and gas utility	—		0.01	0.02	0.03	0.05
Enterprises	*		(0.02)	0.01	0.01	(0.02)
Corporate interest and other	—		—	(0.03)	*	(0.02)
Discontinued operations (income) loss	(*	)	—	(0.01)	*	(* )

Adjusted earnings per share — non-GAAP (a)	$0.43		$0.17	$0.32	$0.30	$1.21

(In millions, except per share amounts)	2009
	1Q	2Q	3Q	4Q		Dec YTD

Reported net income — GAAP	$70	$75	$67	$6		$218

After-tax items:
Electric and gas utility	—	—	—	79		79
Enterprises	*	16	2	4		22
Corporate interest and other	*	1	1	(1)		1
Discontinued operations (income) loss	1	(25)	1	3		(20)

Adjusted income — non-GAAP	$71	$67	$71	$91		$300

Average shares outstanding, basic	226.6	226.9	227.3	227.8		227.2
Average shares outstanding, diluted	233.2	234.6	238.5	243.0		237.9

Reported earnings per share — GAAP	$0.30	$0.32	$0.28	$0.02		$0.91

After-tax items:
Electric and gas utility	—	—	—	0.33		0.33
Enterprises	*	0.07	0.01	0.02		0.09
Corporate interest and other	*	*	*	(*	)	0.01
Discontinued operations (income) loss	0.01	(0.11)	0.01	0.01		(0.08)

Adjusted earnings per share — non-GAAP	$0.31	$0.28	$0.30	$0.38		$1.26

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.

(a)	Excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock, adjusted earnings per per share was $0.44, $0.19, $0.33, $0.30, and $1.25, respectively.

2009 A-1

CMS Energy Corporation
Earnings Segment Results GAAP Reconciliation
(Unaudited)

	Three Months Ended				Twelve Months Ended
December 31	2009		2008		2009	2008

Electric Utility
Reported		$(0.10)		$0.17	$0.82		$1.16
Unrealized Investment Loss		—		0.01	—		0.03
Asset Sales Loss and Other, net		0.33		—	0.33		*

Adjusted		$0.23		$0.18	$1.15		$1.19

Gas Utility
Reported		$0.18		$0.19	$0.41		$0.38
Unrealized Investment Loss		—		0.01	—		0.02

Adjusted		$0.18		$0.20	$0.41		$0.40

Enterprises
Reported	$	(* )	$	*	$(0.03)		$0.06
Unrealized Investment Loss		—		*	—		0.01
Asset Sales (Gain) Loss and Other, net		0.02		0.01	0.09		(0.03)

Adjusted		$0.02		$0.01	$0.06		$0.04

Corporate Interest and Other
Reported		$(0.05)		$(0.10)	$(0.37)		$(0.40)
Unrealized Investment Loss		—		0.01	—		0.01
Asset Sales (Gain) Loss and Other, net		(* )		*	0.01		(0.03)

Adjusted		$(0.05)		$(0.09)	$(0.36)		$(0.42)

Discontinued Operations
Reported		$(0.01)	$	(* )	$0.08	$	*
Discontinued Operations (Income) Loss		0.01		*	(0.08)		(* )

Adjusted		$—		$—	$—		$—

Totals
Reported		$0.02		$0.26	$0.91		$1.20
Discontinued Operations (Income) Loss		0.01		*	(0.08)		(* )
Unrealized Investment Loss		—		0.03	—		0.07
Asset Sales (Gain) Loss and Other, net		0.35		0.01	0.43		(0.06)

Adjusted		$0.38		$0.30	$1.26		$1.21 (a)

Average Common Shares Outstanding — Diluted (in millions)		243.0		228.1	237.9		236.2

*	Less than $0.01 per share.

(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

2009 A-2

Consumers Energy
2009 Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Tax	Interest	Pension	Accts/Rec	Capital	Securitization	Operating	Preferred	Common	Consolidated Statements of Cash Flows
	non-GAAP	Sharing	Payments	Contribution	Financing	Lease Pymts	Debt Pymts	Activites	Dividends	Dividends	GAAP
Description	Amount	Operating	as Operating	as Operating	as Operating	as Financing	as Financing	as Investing	as Financing	as Financing	Amount	Description
Cash at year end 2008	$69	$—	$—	$—	$—	$—	$—	$—	$—	$—	$69	Cash at year end 2008

Sources
Operating	$1,315	$(82)	$(224)	$—	$—	$23	$34	$(35)	$—	$—	$1,031
Other working capital	210	—	—	(199)	(120)	—	—	—	—	—	(109)

Sources	$1,525	$(82)	$(224)	$(199)	$(120)	$23	$34	$(35)	$—	$—	$922	Net cash provided by operating activities

Uses
Interest and preferred dividends	$(226)	$—	$224	$—	$—	$—	$—	$35	$2	$—	$35
Pension Contribution	(199)	—	—	199	—	—	—	—	—	—	—
Capital expenditures	(885)	—	—	—	—	—	—	—	—	—	(885)
Dividends/tax sharing to CMS	(367)	82	—	—	—	—	—	—	—	285	—

Uses	$(1,677)	$82	$224	$199	$—	$—	$—	$35	$2	$285	$(850)	Net cash provided by investing activities

Cash flow	$(152)	$—	$—	$—	$(120)	$23	$34	$—	$2	$285	$72	Cash flow from operating and investing activities

Financing
Equity	$100	$—	$—	$—	$—	$—	$—	$—	$(2)	$—	$98
New Issues	500	—	—	—	—	—	—	—	—	—	500
Retirements	(353)	—	—	—	—	(23)	(34)	—	—	(285)	(695)
Other	(5)	—	—	—	—	—	—	—	—	—	(5)
Net short-term financing	(120)	—	—	—	120	—	—	—	—	—	—

Financing	$122	$—	$—	$—	$120	$(23)	$(34)	$—	$(2)	$(285)	$(102)	Net cash provided by financing activities

Net change in cash	$(30)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(30)	Net change in cash

Cash at year end 2009	$39	$—	$—	$—	$—	$—	$—	$—	$—	$—	$39	Cash at year end 2009

2009 A-3

CMS Energy Parent
2009 Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Interest	Overheads &	Other	Preferred	Pref Stk	Cash From	Consolidated Statements of Cash Flows
	non-GAAP	Payments	Tax Payments	Uses (a)	Dividends	Retirement	Consolidated	GAAP
Description	Amount	as Operating	as Operating	as Operating	as Financing	as Operating	Companies	Amount	Description
Cash at year end 2008	$117	$—	$—	$—	$—	$—	$21	$138	Cash at year end 2008

Sources
Consumers Energy dividends/tax sharing	$367	$(125)	$(19)	$—	$—	$(7)	$—	$216
Enterprises	16	—	—	(34)	—	—	13	(5)

Sources	$383	$(125)	$(19)	$(34)	$—	$(7)	$13	$211	Net cash provided by operating activities

Uses
Interest and preferred dividends	$(136)	$125	$—	$—	$11	$—	$—	$—
Overhead and Federal tax payments	(19)	—	19	—	—	—	—	—
Pension Contributions	(7)	—	—	7	—	—	—	—
Equity infusions	(100)	—	—	27	—	—	(82)	(155)

Uses (a)	$(292)	$125	$19	$34	$11	$—	$(82)	$(185)	Net cash provided by investing activities

Cash flow	$91	$—	$—	$—	$11	$(7)	$(69)	$26	Cash flow from operating and investing activities

Financing and dividends
New Issues	$473	$—	$—	$—	$(11)	$7	$71	$540
Retirements	(473)	—	—	—	—	—	—	(473)
Net short-term financing	(80)	—	—	—	—	—	—	(80)
Other	8	—	—	—	—	—	—	8
Common dividend	(113)	—	—	—	—	—	—	(113)

Financing	$(185)	$—	$—	$—	$(11)	$7	$71	$(118)	Net cash provided by financing activities

Net change in cash	$(94)	$—	$—	$—	$—	$—	$2	$(92)	Net change in cash
Changes in Cash included in asset held for sale	$—	$—	$—	$—	$—	$—	$5	$5	Changes in Cash included in asset held for sale

Cash at year end 2009	$23	$—	$—	$—	$—	$—	$28	$51	Cash at year end 2009

(a)	Includes other and roundings

2009 A-4

Consolidated CMS Energy
2009 Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

			Eliminations/Reclassifications to Arrive at the
			Consolidated Statement of Cash Flows
Statements of Cash Flows			Consumers	Equity
	Consumers	CMS Parent	Common Dividend	Infusions to	Consolidated Statements of Cash Flows
Description	Amount	Amount	as Financing	Consumers	Amount	Description
Cash at year end 2008	$69	$138	$—	$—	$207	Cash at year end 2008

Net cash provided by operating activities	$922	$211	$(285)	$—	$848	Net cash provided by operating activities

Net cash provided by investing activities	(850)	(185)	—	100	(935)	Net cash provided by investing activities

Cash flow from operating and investing activities	$72	$26	$(285)	$100	$(87)	Cash flow from operating and investing activities

Net cash provided by financing activities	$(102)	$(118)	$285	$(100)	$(35)	Net cash provided by financing activities

Net change in cash	$(30)	$(92)	$—	$—	$(122)	Net change in cash

Changes in Cash included in asset held for sale	$—	$5	$—	$—	$5	Changes in Cash included in asset held for sale

Cash at year end 2009	$39	$51	$—	$—	$90	Cash at year end 2009

2009 A-5

CMS Energy
Reconciliation of 2009 Free Cash Flow to GAAP Free Cash Flow
(unaudited)

	Amount
	(mils)
Statement of cash flows
Operating activities	$848
Investing activities	(935)

Cash flow from operating and investing activities	$(87)	SCF changes

Adjustments to reconcile free cash flow
Reclassify financing activities as operating
Capital lease payments	$(23)
Securitization debt retirements	(34)
Preferred dividend payments	(13)

Reclassify operating activities as financing
Accounts receivable financing	120
Preferred Stock Retirement as Operating	7

Reclassify Consolidating Cash	69

Total free cash flow before dividends	$39	Free cash flow changes

Addback capex
Consumers Energy	885
Enterprises	—
Rounding	—

Free cash flow before dividends and capex	$924

2009 A-6

Consumers Energy
2010 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Tax	Interest	Pension	Accts/Rec	Capital	Securitization	Preferred	Common	Consolidated Statements of Cash Flows
	non-GAAP	Sharing	Payments	Contribution	Financing	Lease Pymts	Debt Pymts	Dividends	Dividends	GAAP
Description	Amount	Operating	as Operating	as Operating	as Operating	as Financing	as Financing	as Financing	as Financing	Amount	Description
Cash at year end 2009	$39	$—	$—	$—	$—	$—	$—	$—	$—	$39	Cash at year end 2009

Sources
Operating	$1,410	$(240)	$(224)	$—	$—	$23	$35	$—	$—	$1,004
Other working capital	(140)	—	—	(19)	(60)	—	—	—	—	(219)

Sources	$1,270	$(240)	$(224)	$(19)	$(60)	$23	$35	$—	$—	$785	Net cash provided by operating activities

Uses
Interest and preferred dividends	$(226)	$—	$224	$—	$—	$—	$—	$2	$—	$—
Pension Contribution	(19)	—	—	19	—	—	—	—	—	—
Capital expenditures	(1,090)	—	—	—	—	—	—	—	—	(1,090)
Dividends/tax sharing to CMS	(595)	240	—	—	—	—	—	—	355	—

Uses	$(1,930)	$240	$224	$19	$—	$—	$—	$2	$355	$(1,090)	Net cash provided by investing activities

Cash flow	$(660)	$—	$—	$—	$(60)	$23	$35	$2	$355	$(305)	Cash flow from perating and investing activities

Financing
Equity	$250	$—	$—	$—	$—	$—	$—	$(2)	$—	$248
New Issues	650	—	—	—	—	—	—	—	—	650
Retirements	(310)	—	—	—	—	(23)	(35)	—	(355)	(723)
Other	(9)	—	—	—	—	—	—	—	—	(9)
Net short-term financing	65	—	—	—	60	—	—	—	—	125

Financing	$646	$—	$—	$—	$60	$(23)	$(35)	$(2)	$(355)	$291	Net cash provided by financing activities

Net change in cash	$(14)	$—	$—	$—	$—	$—	$—	$—	$—	$(14)	Net change in cash

Cash at year end 2010	$25	$—	$—	$—	$—	$—	$—	$—	$—	$25	Cash at year end 2010

2010 A-1

CMS Energy Parent
2010 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Interest	Overheads &	Other	Preferred	Cash From	Consolidated Statements of Cash Flows
	non-GAAP	Payments	Tax Payments	Uses (a)	Dividends	Consolidated	GAAP
Description	Amount	as Operating	as Operating	as Operating	as Financing	Companies	Amount	Description
Cash at year end 2009	$23	$—	$—	$—	$—	$28	$51	Cash at year end 2009

Sources
Consumers Energy dividends/tax sharing	$595	$(124)	$(40)	$—	$—	$—	$431
Enterprises	35	—	—	(45)	—	—	(10)

Sources	$630	$(124)	$(40)	$(45)	$—	$—	$421	Net cash provided by operating activities

Uses
Interest and preferred dividends	$(135)	$124	$—	$—	$11	$—	$—
Overhead and Federal tax payments	(40)	—	40	—	—	—	—
Pension Contributions	(1)	—	—	1	—	—	—
Equity infusions	(250)	—	—	44	—	(47)	(253)

Uses (a)	$(470)	$124	$40	$45	$11	$(47)	$(297)	Net cash provided by investing activities

Cash flow	$160	$—	$—	$—	$11	$(47)	$124	Cash flow from operating and investing activities

Financing and dividends
New Issues	$300	$—	$—	$—	$(11)	$47	$336
Retirements	(67)	—	—	—	—	—	(67)
Net short-term financing	(25)	—	—	—	—	—	(25)
Other	6	—	—	—	—	—	6
Common dividend	(137)	—	—	—	—	—	(137)

Financing	$77	$—	$—	$—	$(11)	$47	$113	Net cash provided by financing activities

Net change in cash	$237	$—	$—	$—	$—	$—	$237	Net change in cash

Cash at year end 2010	$260	$—	$—	$—	$—	$28	$288	Cash at year end 2010

(a)	Includes other and roundings

2010 A-2

Consolidated CMS Energy
2010 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

			Eliminations/Reclassifications to Arrive at the
			Consolidated Statement of Cash Flows
Statements of Cash Flows			Consumers	Equity
	Consumers	CMS Parent	Common Dividend	Infusions to	Consolidated Statements of Cash Flows
Description	Amount	Amount	as Financing	Consumers	Amount	Description
Cash at year end 2009	$39	$51	$—	$—	$90	Cash at year end 2009

Net cash provided by operating activities	$785	$421	$(355)	$—	$851	Net cash provided by operating activities

Net cash provided by investing activities	(1,090)	(297)	—	250	(1,137)	Net cash provided by investing activities

Cash flow from operating and investing activities	$(305)	$124	$(355)	$250	$(286)	Cash flow from operating and investing activities

Net cash provided by financing activities	$291	$113	$355	$(250)	$509	Net cash provided by financing activities

Net change in cash	$(14)	$237	$—	$—	$223	Net change in cash

Cash at year end 2010	$25	$288	$—	$—	$313	Cash at year end 2010

2010 A-3

CMS Energy
Reconciliation of 2010 Operating Cash Flow Target to GAAP Operating Activities
(unaudited)

	Amount
	(mils)
Consumers Operating (Consumers PTOI + Depreciation)	$1,410
Enterprises (Project Cash Flows)	35

Operating Cash Flow	$1,445	non-GAAP

Other operating activies including taxes, interest payments and working capital	(594)

Net cash provided by operating activites	$851	GAAP

2010 A-4